Exhibit 99.1

Impinj Announces Second Quarter 2016 Financial Results

SEATTLE, WA, Aug. 31, 2016 – Impinj, Inc. (NASDAQ: PI), a leading provider and pioneer of solutions for identifying, locating and authenticating everyday items using RAIN RFID, today announced its second quarter 2016 financial results for the period ended June 30, 2016.

“We delivered strong second quarter results. Revenue grew 36% year-over-year to a record driven by continued demand for our Monza endpoint ICs, which we believe is an indication of accelerating market growth and our strong market position,” said Chris Diorio, co-founder and CEO. “We see a massive and growing market opportunity for our offerings, and with the successful completion of our IPO, we have expanded our available capital and will continue to execute our strategy to further capitalize on this exciting growth opportunity.”

Second Quarter Financial Summary

•	Revenue grew 36% year-over-year to $26.0 million
•	GAAP gross margin of 52.3%; Non-GAAP gross margin of 53.4%
•	GAAP net loss of $0.3 million; GAAP net loss attributable to common shareholders of $3.1 million or a loss of $0.71 per share using 4.3 million shares
•	Adjusted EBITDA of $1.3 million
•	Non-GAAP net income of $0.9 million, or $0.06 per share using 13.9 million shares

A reconciliation between historical GAAP and non-GAAP information, including of weighted average basic and diluted shares, is contained in the tables below and in the section titled "Non-GAAP Financial Measures" below are descriptions of these non-GAAP financial measures.

Third Quarter 2016 Financial Outlook

Impinj provides guidance based on current market conditions and expectations and actual results may differ materially. Please refer to the company’s comments below regarding Forward Looking Statements. For the third quarter of 2016, the company currently expects:

•	Revenue in the range of $27.4 million to $28.9 million
•	Adjusted EBITDA in the range of $0.3 million to $1.8 million
•	Non-GAAP net income in the range of $0.2 million to $1.7 million, and non-GAAP earnings per share in the range of $0.01 and $0.09, using approximately 18.6 million shares.

All forward-looking non-GAAP financial measures contained in this section titled "Third Quarter 2016 Financial Outlook" exclude non-cash income and expenses. We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Impinj will host a conference call and webcast today, Aug. 31, 2016 at 4:30 p.m. ET / 1:30 p.m. PT for analysts and investors to discuss its second quarter results and outlook for its third quarter of 2016. Open to the public, investors may access the call by dialing +1-412-317-6060. A live webcast of the conference call will also be accessible on the company's website at investor.impinj.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available one hour after the call and will run for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 10091002.

Forward Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the market for RAIN RFID, our strategy, prospects, and our financial outlook for the third quarter of 2016.  Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, but not limited to, the prospectus filed pursuant to Rule 424(b) under the Securities Act of 1993 with the SEC on July 21, 2016.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we use the following non-GAAP financial measures: non-GAAP gross margin, net income and earnings per share and Adjusted EBITDA. In computing these non-GAAP financial measures, we exclude the effects of stock-based compensation expense, depreciation and amortization, non-cash interest and other income/expense, and non-cash income tax expense not considered to be indicative of our ongoing core business operating results. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain income, expenses and expenditures that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures" included at the end of this release.

About Impinj

Impinj (NASDAQ: PI) is a leading provider of RAIN RFID solutions. The Impinj Platform connects billions of everyday items such as apparel, medical supplies, automobile parts, drivers’ licenses, food and luggage to applications such as inventory management, patient safety, asset tracking and item authentication, delivering real-time information to businesses about items they create, manage, transport and sell. The Impinj Platform wirelessly delivers information about these items’ unique identity, location and authenticity, or Item Intelligence™, to the digital world, which Impinj believes is the essence of the Internet of Things.

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Contacts:

Investor Relations

Maria Riley & Chelsea Lish

The Blueshirt Group

ir@impinj.com

+1-206-315-4470

Media Relations

Erika Goodmanson

Sr. Director, Marketing and Communications

egoodmanson@impinj.com

+1-206-812-9744

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	June 30,	December 31,
	2016	2015
Assets:
Current assets:
Cash and cash equivalents	$14,432	$10,121
Accounts receivable, net	15,623	12,889
Inventory	19,228	11,837
Prepaid expenses and other current assets	1,142	1,095
Total current assets	50,425	35,942
Property and equipment, net	12,621	12,351
Other non-current assets	1,528	637
Goodwill	3,881	3,881
Other intangible assets, net	—	37
Total assets	$68,455	$52,848
Liabilities, redeemable convertible preferred stock and stockholders' deficit:
Current liabilities:
Accounts payable	$7,473	$3,182
Accrued compensation and employee related benefits	4,006	4,038
Accrued liabilities	4,225	2,895
Current portion of long-term debt	13,162	5,227
Current portion of capital lease obligations	1,100	1,190
Current portion of deferred rent	182	258
Current portion of deferred revenue	371	684
Total current liabilities	30,519	17,474
Long-term debt, net of current portion	15,033	10,683
Capital lease obligations, net of current portion	2,115	2,526
Long-term liabilities—other	724	678
Warrant liability	2,711	2,865
Deferred rent, net of current portion	5,104	4,984
Deferred revenue, net of current portion	970	710
Total liabilities	57,176	39,920
Commitment and contingencies
Redeemable convertible preferred stock, $0.001 par value
Series 1: 5,334 shares authorized; 5,334 shares issued and outstanding	65,834	60,184
Series 2: 2,979 shares authorized; 2,557 shares issued and outstanding	37,897	37,779
Total redeemable convertible preferred stock	103,731	97,963
Stockholders' deficit:
Common stock, $0.001 par value, 17,083 shares authorized; 4,478 and 4,382 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively	4	4
Additional paid in capital	95,443	100,276
Accumulated deficit	(187,899)	(185,315)
Total stockholders' deficit	(92,452)	(85,035)
Total liabilities, redeemable convertible preferred stock and stockholders' deficit	$68,455	$52,848

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Six Months Ended		Three Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Revenue:
Product revenue	$47,413	$34,866	$25,862	$18,871
Development, service and licensing revenue	206	322	126	252
Total revenue	47,619	35,188	25,988	19,123
Cost of revenue:
Cost of product revenue	22,834	16,901	12,339	8,901
Cost of development, service and licensing revenue	95	96	57	59
Total cost of revenue	22,929	16,997	12,396	8,960
Gross profit	24,690	18,191	13,592	10,163
Operating expenses:
Research and development	11,160	8,184	5,726	4,023
Sales and marketing	10,318	6,379	5,288	3,333
General and administrative	4,858	3,151	2,356	1,597
Total operating expenses	26,336	17,714	13,370	8,953
Income (loss) from operations	(1,646)	477	222	1,210
Interest expense and other income (expense), net
Interest expense	(977)	(445)	(490)	(230)
Other income (expense), net	94	86	54	24
Total interest expense and other income (expense), net	(883)	(359)	(436)	(206)
Income (loss) before tax expense	(2,529)	118	(214)	1,004
Income tax expense	(55)	(49)	(40)	(30)
Net income (loss)	$(2,584)	$69	$(254)	$974
Less: Accretion of preferred stock	(5,650)	(5,650)	(2,825)	(2,825)
Net loss attributable to common stockholders—basic and diluted	$(8,234)	$(5,581)	$(3,079)	$(1,851)
Net loss per share attributable to common stockholders—basic and diluted	$(1.92)	$(1.48)	$(0.71)	$(0.48)
Weighted—average shares used to compute net loss per share attributable to common stockholders—basic and diluted	4,294	3,766	4,321	3,845

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Six Months Ended
	June 30,
	2016	2015
Operating activities:
Net income (loss)	$(2,584)	$69
Adjustment to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	1,483	839
Amortization of debt issuance costs	84	64
Revaluation of warrant liability	(93)	(71)
Stock-based compensation	662	600
Changes in operating assets and liabilities:
Accounts receivable	(2,734)	(3,313)
Inventory	(7,391)	(4,390)
Prepaid expenses and other assets	(621)	(166)
Deferred revenue	(53)	105
Deferred rent	44	(375)
Accounts payable	4,291	2,821
Accrued compensation and benefits	(235)	77
Accrued liabilities	829	53
Net cash provided by (used in) operating activities	(6,318)	(3,687)
Investing activities:
Purchases of property and equipment	(1,048)	(436)
Net cash used in investing activities	(1,048)	(436)
Financing activities:
Payments on capital lease financing obligations	(622)	(335)
Payments on term loans	(45,733)	(598)
Proceeds from term loans	57,934	4,009
Proceeds from issuance of common stock upon exercise of stock options	358	282
Proceeds from issuance of preferred stock upon exercise of warrants	57	—
Payments of deferred offering costs	(317)	—
Net cash provided by (used in) financing activities	11,677	3,358
Net increase (decrease) in cash and cash equivalents	4,311	(765)
Cash and cash equivalents
Beginning of period	10,121	6,939
End of period	$14,432	$6,174

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data, unaudited)

	Six Months Ended		Three Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
GAAP Gross Margin	51.8%	51.7%	52.3%	53.1%
Adjustments:
Depreciation and amortization	1.1%	1.2%	1.0%	1.3%
Stock-based compensation	0.1%	0.1%	0.1%	0.1%
Non-GAAP Gross Margin	53.0%	53.0%	53.4%	54.4%

	Six Months Ended		Three Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
GAAP Research and development expense	$11,160	$8,184	$5,726	$4,023
Adjustments:
Depreciation and amortization	(563)	(209)	(300)	(107)
Stock-based compensation	(134)	(183)	(66)	(81)
Non-GAAP Research and development expense	$10,463	$7,792	$5,360	$3,835

	Six Months Ended		Three Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
GAAP Sales and marketing expense	$10,318	$6,379	$5,288	$3,333
Adjustments:
Depreciation and amortization	(261)	(130)	(131)	(66)
Stock-based compensation	(411)	(317)	(206)	(173)
Non-GAAP Sales and marketing expense	$9,646	$5,932	$4,951	$3,094

	Six Months Ended		Three Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
GAAP General and administrative expense	$4,858	$3,151	$2,356	$1,597
Adjustments:
Depreciation and amortization	(107)	(46)	(55)	(23)
Stock-based compensation	(106)	(79)	(51)	(32)
Non-GAAP General and administrative expense	$4,645	$3,026	$2,250	$1,542

	Six Months Ended		Three Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
GAAP Total operating expense	$26,336	$17,714	$13,370	$8,953
Adjustments:
Depreciation and amortization	(931)	(385)	(486)	(196)
Stock-based compensation	(651)	(579)	(323)	(286)
Non-GAAP Total operating expense	$24,754	$16,750	$12,561	$8,471

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data, unaudited)

	Six Months Ended		Three Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
GAAP Net Income	$(2,584)	$69	$(254)	$974
Adjustments:
Depreciation and amortization	1,483	840	770	426
Stock-based compensation	662	600	328	294
Interest expense and other income (expense), net	883	359	436	206
Income tax expense	55	49	40	30
Adjusted EBITDA	$499	$1,917	$1,320	$1,930

	Six Months Ended		Three Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
GAAP Net Income	$(2,584)	$69	$(254)	$974
Adjustments:
Depreciation and amortization	1,483	840	770	426
Stock-based compensation	662	600	328	294
Non-cash interest expense	84	-	37	-
Change in the fair value of preferred stock warrant liability	(91)	(71)	(38)	(24)
Non-cash income tax expense	40	21	25	2
Non-GAAP Net Income	$(406)	$1,459	$868	$1,672

	Six Months Ended		Three Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
GAAP Weighted—average shares used to compute net loss per share attributable to common stockholders—basic and diluted	4,294	3,766	4,321	3,845
Adjustments:
Shares of common stock issuable upon conversion of mandatorily redeemable convertible preferred stock	8,526	8,522	8,530	8,522
Non-GAAP Weighted—average shares used to compute net loss per share attributable to common stockholders—basic	12,820	12,288	12,851	12,367
Effects of potentially dilutive securities
Warrants to purchase common stock	-	15	18	16
Warrants to purchase mandatorily redeemable convertible preferred stock	-	-	44	-
Weighted-average unvested shares of common stock subject to repurchase	-	169	147	169
Stock Options	-	1,101	859	1,174
Non-GAAP Weighted—average shares used to compute net loss per share attributable to common stockholders—diluted	12,820	13,573	13,919	13,726

	Six Months Ended		Three Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Non-GAAP earnings per share—basic	$(0.03)	$0.12	$0.07	$0.14
Non-GAAP earnings per share—diluted	$(0.03)	$0.11	$0.06	$0.12